                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     SCHEDULE 14A (Rule 14A-101) INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |  |

Check the appropriate box:
    |X| Preliminary Proxy Statement
    | | Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
    | | Definitive Proxy Statement
    | | Definitive Additional Materials
    | | Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                                    000-30273
                                    ---------
                            (Commission File Number)

                           CHESTATEE BANCSHARES, INC.
                           ---------------------------
        (Exact name of small business issuer as specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
| |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:_______
     (2)  Aggregate number of securities to which transaction applies:__________
     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________
     (4)  Proposed maximum aggregate value of transaction:______________________
     (5)  Total fee paid:___________

| |  Fee paid previously with preliminary materials.

| |  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)      Amount Previously Paid:___________________________________________
     (2)      Form, Schedule or Registration Statement No.: ____________________
     (3)      Filing Party: ____________________________________________________
     (4)      Date Filed: ______________________________________________________

                           CHESTATEE BANCSHARES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 8, 2007

     Notice is hereby given that an Annual Meeting of the Shareholders of
Chestatee Bancshares, Inc. will be held at 5:00 p.m., EDT, on Tuesday, May 8,
2007 at our main offices at 6639 Highway 53 East, Dawsonville, Georgia 30534, for the following purposes:

     To elect the directors nominated to serve on the Board of Directors of the
     Company until the 2008 Annual Meeting or until his or her successor is duly elected and qualified.

     To ratify the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2007.

     To approve the increase in the number of shares of the Company's stock that may be acquired under the Company's 2000 Employee Stock Option Plan from
     220,000 shares to 370,000 as previously adopted by the Board of Directors of the Company.

     To approve the increase in the number of shares of the Company's stock that may be acquired under the Company's 2000 Non-Employee Stock Option Plan from 220,000 shares to 258,000 as previously adopted by the Board of
     Directors of the Company.

You may transact such other business as may properly come before the Annual
Meeting or any adjournments thereof. More detailed information regarding the matters to be acted upon at the Annual Meeting is contained in the proxy statement accompanying this notice. We have also enclosed the Annual Report on
Form 10-KSB as filed with the Securities and Exchange Commission as our annual report to shareholders.

     Only those Shareholders of record of the common stock at the close of business on March 20, 2007 are entitled to notice of and to vote at the Annual
Meeting and any adjournments thereof. We would like for you to complete, sign and date the enclosed proxy card and mail it as soon as possible to our corporate secretary at 6639 Highway 53 East, Dawsonville, Georgia 30534 so we
can ensure the required percentage of shares are represented at the meeting. You are also invited to attend the Annual Meeting and may revoke your proxy at that time if you wish to vote in person.

     PLEASE COMPLETE, EXECUTE AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY MAIL
IT TO THE SECRETARY OF THE COMPANY. IF YOU DO NOT MARK YOUR PROXY EITHER "FOR"
OR "AGAINST" EACH PROPOSAL, ANY RETURNED PROXY WILL BE VOTED FOR EACH PROPOSAL.
IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED BY
THE DULY APPOINTED PROXY IN HIS DISCRETION. ANY PROXY GIVEN PURSUANT TO THIS
SOLICITATION MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE
SECRETARY OF THE COMPANY IN WRITING OR BY SUBMITTING PRIOR TO THE MEETING A
SUBSTITUTE PROXY BEARING A LATER DATE. SHAREHOLDERS DESIRING TO VOTE IN PERSON
MUST REGISTER AT THE MEETING WITH THE INSPECTOR OF ELECTIONS PRIOR TO
COMMENCEMENT OF THE MEETING.

                                      By order of the Board of Directors,

                                      DAVID E. JOHNSON
                                      Chairman of the Board

Dawsonville, Georgia
March 30, 2007

                           CHESTATEE BANCSHARES, INC.
                              6639 HIGHWAY 53 EAST
                           DAWSONVILLE, GEORGIA 30534
                                 (706) 216-2265

                                 March 30, 2007

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of
Chestatee Bancshares, Inc. which will be held at 5:00 p.m., EDT, on May 8, 2007, at our main offices at 6639 Highway 53 East, Dawsonville, Georgia 30534. The
accompanying proxy statement for the Annual Meeting includes a description of each proposal to be considered. We have also enclosed the Annual Report on Form
10-KSB as filed with the Securities and Exchange Commission as our annual report to shareholders.

     We encourage you to sign and date the enclosed proxy card and forward it to the Secretary of Chestatee Bancshares immediately to ensure your shares will be voted and we have a quorum at the Annual Meeting. If you return the proxy, you may still revoke it at any time prior to the Annual Meeting by notifying the
Secretary in writing or by submitting prior to the Annual Meeting a substitute proxy bearing a later date. If you decide to attend the Annual Meeting in person, you may retain your proxy or withdraw your proxy and vote in person.

     We appreciate your continued interest and investment in Chestatee
Bancshares and look forward to seeing you at the Annual Meeting.

                                             Sincerely,

                                             David E. Johnson
                                             Chairman of the Board

                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 8, 2007

     Chestatee Bancshares, Inc., referred to in this proxy statement as the
Company, is furnishing this proxy statement to holders of record of the
Company's no par value voting common stock as of March 20, 2007, called the
Shareholders, for the solicitation of proxies by the Board of Directors of the
Company in connection with the Annual Meeting of the Shareholders of the Company to be held at 5:00 p.m., EDT, on May 8, 2007 at our main offices at 6639 Highway
53 East, Dawsonville, Georgia 30534 for the following purposes:

     To elect the directors nominated to serve on the Board of Directors of the
     Company until the 2008 Annual Meeting or until his or her successor is duly elected and qualified.

     To ratify the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2007.

     To approve the increase in the number of shares of the Company's stock that may be acquired under the Company's 2000 Employee Stock Option Plan from
     220,000 shares to 370,000 shares as previously adopted by the Board of
     Directors of the Company.

     To approve the increase in the number of shares of the Company's stock that may be acquired under the Company's 2000 Non-Employee Stock Option Plan from 220,000 shares to 258,000 shares as previously adopted by the Board of
     Directors of the Company.

The Shareholders may transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The proxy statement is first sent by mail and solicitation of proxies is expected to commence on or about March 30, 2007. The cost will be borne by the
Company. Brokers and banks required to forward these materials on to the beneficial owners of our stock will be reimbursed reasonable expenses in doing
so. Members of the management of the Company may also solicit some Shareholders in person or by telephone, telegraph or telecopy, following solicitation by this proxy statement, but will not be separately compensated for such services.

IF YOU DO NOT MARK YOUR PROXY EITHER "FOR" OR "AGAINST" EACH PROPOSAL, ANY
RETURNED PROXY WILL BE VOTED FOR EACH PROPOSAL. IF ANY OTHER BUSINESS IS
PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED BY THE DULY APPOINTED PROXY IN
HIS DISCRETION.

     The Company encourages those holders of its 3,447,381 issued and outstanding shares of its voting common stock on March 20, 2007 to promptly complete, sign and return the enclosed proxy card. Your execution of that proxy will not affect your right as a Shareholder to attend the Annual Meeting and vote in person. You have the power to revoke your proxy at any time before the
Annual Meeting by filing with our corporate secretary a written statement revoking it or by submitting a substitute proxy bearing a later date.

                                       2

________________________________________________________________________________

                                  INTRODUCTION

________________________________________________________________________________

     This proxy statement is being furnished on March 30, 2007 to the
Shareholders in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Shareholders of the
Company to be held on May 8, 2007 at 5:00 p.m., EDT, at its main office at 6639
Highway 53 East, Dawsonville, Georgia 30534 and at any adjournments for the purposes discussed in this proxy statement. Only holders of record of our common stock at the close of business on March 20, 2007 are entitled to notice of and to vote at our Annual Meeting of Shareholders or any adjournments. On that date
1,200 Shareholders held our 3,447,381 issued and outstanding shares of our voting common stock, our only class of voting securities, with each share entitled to one vote.

     All expenses of this solicitation, including the cost of preparing and mailing the proxy statement and the reasonable costs of handling and distributing borne by brokers and banks holding shares for beneficial owners, will be paid by the Company. In addition to the solicitation by mail, our directors and officers, and the employees of Chestatee Bank, may solicit proxies by telephone, telegram, or personal interview for which they will receive no compensation in addition to their regular salaries.

     The purposes of the Annual Meeting of Shareholders are to consider and vote upon the following proposals:

     o    To elect the directors nominated to serve on the Board of Directors of the Company until the 2008 Annual Meeting or until his or her successor is duly elected and qualified

     o    To ratify the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2007

     o    To approve the increase in the number of shares of the Company's stock that may be acquired under the Company's 2000 Employee Stock Option
          Plan from 220,000 shares to 370,000 shares as previously adopted by the Board of Directors of the Company

     o    To approve the increase in the number of shares of the Company's stock that may be acquired under the Company's 2000 Non-Employee Stock
          Option Plan from 220,000 shares to 258,000 shares as previously adopted by the Board of Directors of the Company

You may consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments.

                                       3

     A majority of the outstanding shares of the common stock represented in person or by proxy at the Annual Meeting of Shareholders will constitute a quorum for purposes of the transaction of business at the Annual Meeting. If a quorum is present at the Annual Meeting, then you may transact business at the
Annual Meeting notwithstanding the withdrawal of Shareholders leaving less than a quorum. If a quorum is not present to organize the Annual Meeting, then you may adjourn by adoption and approval of a motion the Annual Meeting to such time and place as you may determine. However, no action may be taken by you to consummate any business upon any subsequent reconvening of the Annual Meeting until such time as a quorum is present. Moreover, approval of each proposal requires the affirmative vote by a plurality of the votes cast at the Annual
Meeting (that is, the favorable vote of holders of more than 50% of the shares of our voting common stock entitled to vote at and present at the meeting).

     To ensure a quorum at the Annual Meeting, the Company encourages its
Shareholders to complete, sign and return the enclosed proxy card. You may revoke it at any time before it is voted by notifying our corporate secretary in writing prior to the Annual Meeting or by appearing at the meeting and requesting prior to the meeting the right to vote in person at the Annual
Meeting, without compliance with any other formalities. If the proxy is properly completed, signed and returned by you and is not revoked, it will be voted at the Annual Meeting in the manner you specify. If you sign and return the proxy but do not specify how the proxy is to be voted, the proxy will be voted in favor of the nominees to the Board of Directors, in favor of ratifying Mauldin
& Jenkins as our independent public accountants for fiscal year 2007, in favor of increasing the number of shares of our stock that may be acquired under our 2000 Employee Stock Option Plan from 220,000 shares to 370,000 shares, and in favor of increasing the number of shares of our stock that may be acquired under our 2000 Non-Employee Stock Option Plan from 220,000 shares to 258,000 shares.

     The Nominating Committee selected the slate of nominees for election to the
Board of Directors to serve until the annual meeting of the Company in the 2008 calendar year. The Board of Directors has approved the selection of Mauldin
& Jenkins, LLC as the Company's independent public accountants for fiscal year 2007, as well as the increase in the number of shares of our stock that may be acquired under our 2000 Employee Stock Option Plan and under our 2000
Non-Employee Stock Option Plan. You have no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon.

                                       4

________________________________________________________________________________

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

________________________________________________________________________________

     The Bylaws of the Company provide for up to twenty-five directors, elected by the affirmative vote of a majority of the shares represented at the Annual
Meeting. The nominees were selected by our Nominating Committee to serve until the next annual meeting of the shareholders and until their successors are duly elected and qualified. We do not presently know of anything that would preclude any nominee from serving. However, should a nominee decline or become unable to serve, the number of directors will be reduced accordingly.

            The Board of Directors recommends a vote FOR the election
               of the following nominees to the Board of Directors

Nominees to the Board of Directors

________________________________________________________________________________________________________
Nominees                    Age       Term as Director        Business Experience
________________________________________________________________________________________________________
R. Millard Bowen            64           Since 1999          Owner of Millard Bowen Communities;
                                                             principal of several real estate related
                                                             business entities
________________________________________________________________________________________________________
Marcus C. Byrd, Jr.         53           Since 1999          Owner of Byrd's Mini-Storage, Byrd's
                                                             U-Haul, Byrd's Intent Land Fill, Inc, and
                                                             North Georgia Trailer Center, Inc.
________________________________________________________________________________________________________
Glennon C. Grogan           67           Since 1999          President of  Newco Sports and Outdoor
                                                             Lighting and the Secretary/Treasurer and
                                                             50% owner of Etowah Environment Group,
                                                             Inc. (waste management); principal of
                                                             several real estate ventures(1)
________________________________________________________________________________________________________
James H. Grogan             63           Since 1999          President and 50% owner of Etowah
                                                             Environmental Group, Inc. (waste
                                                             management); principal of several real
                                                             estate ventures(2)
________________________________________________________________________________________________________
Andrew M. ("Jack") Head     53           Since 1999          President of Head Management Group;
                                                             involved as an owner or director or both
                                                             in resort development and restaurant
                                                             franchise businesses; past Chairman and
                                                             Chief Executive Officer of Head
                                                             Distributing Company (wholesale groceries)
________________________________________________________________________________________________________

_______________
(1)  Brother of James H. Grogan
(2)  Brother of Glennon C. Grogan

                                       5

_______________________________________________________________________________________________________
Name                        Age       Term as Director       Business Experience
_______________________________________________________________________________________________________
J. Philip Hester, Sr.       54           Since 1999          President and Chief Executive Officer of
                                                             Chestatee Bank, Chestatee Financial
                                                             Services and Chestatee Residential
                                                             Mortgage; former President, Chief
                                                             Executive Officer, and Director of the
                                                             First Community Bank of Dawsonville from
                                                             1990 until 1999; former President, Chief
                                                             Executive Officer, and Director of the
                                                             Waycross Company & Trust from 1987 to
                                                             1990; engaged in banking business in
                                                             various capacities since 1975
_______________________________________________________________________________________________________
B. Todd Howard              40           Since 1999          President of BTH Investments; President
                                                             and co-owner of The Lumber Depot d/b/a
                                                             Coal Mountain Builders Supply; co-owner
                                                             of Oakmont Investment Group LLP; member
                                                             of the Gilmer County Homebuilders
                                                             Association
_______________________________________________________________________________________________________
David E. Johnson            64           Since 1999          President and owner of Sleeveco, Inc.
                                                             (manufacturer of plastic packaging
                                                             materials), a finalist in "Georgia Family
                                                             Business of the Year 2002"; 2001
                                                             Businessman of the Year for Dawson County
_______________________________________________________________________________________________________
W. Alan McRae               54           Since 1999          Owner of McRae & Stolz, Inc. (real
                                                             estate development firm)
_______________________________________________________________________________________________________
Kim M. Mills                45           Since 1999          Principal of Mills Fuel Service, Inc.;
                                                             served as a director of First Community
                                                             Bank of Dawsonville from 1994 through 1997
_______________________________________________________________________________________________________

Except as disclosed, there are no family relationships between any of our directors or executive officers, and no director is a member of the board of directors of a publicly held company which is required to file reports with the
Securities and Exchange Commission.

     During the previous five years, no director of the Company was the subject of a legal proceeding (as defined below) that is material to an evaluation of the ability or integrity of the Director. "Legal proceeding" includes:

     o    any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of bankruptcy or within two years prior to that time;
     o    any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
     o    any order, judgment or decree of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and
     o    any finding by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, such judgment having not been reversed, suspended or vacated.

                                       6

No director is a party in a material proceeding adverse to our interests or the interests of our subsidiaries.

     All of our directors are independent within the meaning of Rule 4200(a)(15)
of the Nasdaq Market Rules with the exception of Philip Hester, who serves as our President and Chief Executive Officer. Our independent directors meet periodically without members not meeting the independence standards of the
Nasdaq Market Rules.

     The Board of Directors provides a process for shareholders of the Company to send communications to the Board of Directors. Shareholders and other parties interested in communicating directly with our Board of Directors may do so by writing to the Chestatee Bancshares, Inc., Board of Directors, 6639 Highway 53
East, Dawsonville, Georgia 30534. All correspondence received under this process is compiled by the assistant to Deborah McLeod and presented to the Board of
Directors or, if specified, to that director. Concerns relating to accounting, internal controls or auditing matters are handled in accordance with procedures established by the Audit Committee as set forth in the Audit Charter previously disseminated to shareholders of the Company in our 2006 proxy statement.
Shareholders wishing to communicate directly with our independent directors should send all correspondence to 6639 Highway 53 East, Dawsonville, Georgia
30534, Attention: Audit Committee.

     It is the policy of the Company that all directors be present at the Annual
Meeting, barring unforeseen or extenuating circumstances. All directors were present at our 2006 Annual Meeting with the exception of Alan McRae.

Code of Conduct

     The Board of Directors has adopted, effective December 31, 2003, the Code of Business Conduct and Ethics for the Company. The Code applies to the Chief
Executive Officer and the Chief Financial Officer, each instructed to pursue the objectives of the Code:

     o    reasonably deterring wrongdoing and promoting honest and ethical conduct
     o    full, fair, accurate, timely and understandable disclosure in reports and documents
     o    compliance with government laws, rules and regulations
     o    prompt internal reporting of violations of the Code
     o    accountability for adherence to the Code

The Chief Executive Officer and the Chief Financial Officer are further instructed to make recommendations to our Board of Directors periodically of ways to improve such Code, and we will timely disclose any such amendment in accordance with the regulations.

                                       7

Meetings of the Board of Directors and its Committees

     The Board of Directors holds regularly scheduled meetings monthly and annual meetings are called from time to time as needed. Twelve meetings of our
Board of Directors were held during the last full fiscal year. All directors during the last full fiscal year attended at least 75% of the aggregate of the total number of meetings of our Board of Directors held during that time and meetings of the committees of which that director was a member. We have established a number of committees to assist it in the discharge of our duties, including an audit committee, nominating committee and a compensation committee.

     The Audit Committee operates pursuant to the Charter approved by the
Company's Board of Directors. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The
Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Company. The Audit Committee generally approves the engagement of our principal accountant to render audit and non-audit services prior to the engagement of the accountant and the provision of those services. The Audit
Committee is thereafter responsible for reviewing the financial statements and audit reports of our independent auditors, in serving as liaison with those independent auditors on behalf of the Company, and discussing the audit function and results of the audit with the Board of Directors pursuant to its Charter.
The Audit Committee consists of Messrs. Glen Grogan, Head, Howard and McRae. The
Audit Committee met five times in 2006.

     The Company does not have an audit committee financial expert. In the market in which the Company operates there are a limited number of persons that possess all of the attributes required under regulations to qualify as an audit committee financial expert. To date no person has acceded to the Company's proposal to join our Board of Directors to serve as the audit committee financial expert. The Company continuously seeks qualified persons to serve in this capacity. The Board of Directors has concluded that no member of the Audit
Committee has a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director and each is an "independent director" within the meaning of Rule 4200(a)(15) of the Nasdaq Market Rules.

     The Company's Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended
December 31, 2006:

     o    The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2006 audited financial statements;
     o    The Audit Committee has discussed with the Company's independent auditors, Mauldin & Jenkins, LLC, the matters required to be discussed by Statement on Auditing Standards No. 61;
     o    The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board
          No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

                                       8

Based on the review and discussions referred to in the three items above, the
Audit Committee recommended to the Board of Directors that the fiscal 2006 audited financial statements be included in the Company's Annual Report on Form
10-KSB for the fiscal year ended December 31, 2006.

     The Nominating Committee is comprised of Messrs. McRae, Mills and Jim
Grogan. Each member has been judged by the Board of Directors an "independent director" within the meaning of Rule 4200(a)(15) of the Nasdaq Market Rules. The committee met once in 2006. The Nominating Committee does not have a charter.

     The Nominating Committee has a policy for consideration of candidates for the Board of Directors as recommended by shareholders of the Company. Nominees meet personally with the members of the committee and are interviewed to determine the individual's independence, skills and experience relative to the needs of the Company. In its evaluation of prospective candidates for director, the committee looks for individuals generally recognized as successful in business or community efforts, that enjoy a reputation for honesty and integrity, that have demonstrated commitment to the communities in which the
Bank operates and that have demonstrated in meetings with the committee his or her commitment to the best interests of the shareholders and employees of the
Company and the Bank. There is no difference in the nominee evaluation process if the candidate is nominated by a shareholder or otherwise.

     The process whereby the Nominating Committee identifies candidates may include identification of individuals well-known in the community in which the
Company operates and individuals recommended to the committee by current directors or officers who know those individuals through business or other professional relationships, as well as recommendations of individuals to the committee from shareholders and customers. Nominations made by shareholders and customers must be in writing and delivered or mailed to the President of the
Company by a date not later than the 120th calendar day before the date of our proxy statement released to shareholders in connection with the previous year's annual meeting. The committee also identifies nominees recommended by shareholders or groups of shareholders beneficially owning more than 5% of our voting common stock for at least one year as of the date the recommendation was made. Any nominations by shareholders must contain the: (a) name and residence address of the nominating shareholder; (b) name and address of each proposed nominee; (c) principal occupation of each proposed nominee; and (d) number of shares of common stock of the Company owned by each proposed nominee.
Nominations not made in accordance with this procedure may be disregarded by the presiding officer of the Annual Meeting, in his discretion, and upon his instruction the inspector of election may disregard all votes cast for each such nominee.

     The Nominating Committee did not receive any nominees by any shareholders by a date not later than the 120th calendar day before the date of our proxy statement released to shareholders in connection with the previous year's annual meeting. There have not been any material changes to the procedures by which shareholders may recommend nominees to our committee since our proxy statement for last year's annual meeting. All nominees are either executive officers or standing for re-election.

                                       9

     The Compensation Committee is composed of Messrs. Head, McRae and Johnson.
That committee, which met two times in 2006, reviews and evaluates the compensation policy of the Company, including bonuses, option grants, and director compensation. Each member has been judged by the Board of Directors an
"independent director" within the meaning of Rule 4200(a)(15) of the Nasdaq
Market Rules. No members are or were officers or employees of the Company or our subsidiaries. The Compensation Committee does not have a charter.

     The Compensation Committee has broad authority to review management's performance, assess market competition and set guidelines for compensation of our directors and executive officers. The committee does not delegate its authority regarding compensation but does periodically seek input from Philip
Hester in his capacity as President and Chief Executive Office and Deborah
McLeod in her capacity as Chief Financial Officer. The committee has not to date sought advice of compensation consultants as to the amount or form of management compensation.

Executive Officers

     The executive officers will serve until the Board of Directors appoint new executive officers and until their successors are duly elected and qualified.

__________________________________________________________________________________________________________________
Name and Office                         Age       Period of Service      Business Experience
__________________________________________________________________________________________________________________
J. Philip Hester, Sr.,                  54           Since 1999          Former President, Chief Executive
President and Chief Executive                                            Officer, and Director of the First
Officer                                                                  Community Bank of Dawsonville from 1990
                                                                         until 1999; former President, Chief
                                                                         Executive Officer, and Director of the
                                                                         Waycross Company & Trust from 1987 to
                                                                         1990; engaged in banking business in
                                                                         various capacities since 1975
__________________________________________________________________________________________________________________
James M. Curry,                         55           Since 2001          Employed by SunTrust Bank, N.A. from 1985
Executive Vice-President of the Bank                                     until joining the Bank
__________________________________________________________________________________________________________________
Deborah F. McLeod,                      47           Since 2002          Employed by Citizens Bank of Forsyth,
Executive Vice-President and Chief                                       from 2001 until joining the Company;
Financial Officer of the Company                                         employed by BB&T following its
and its subsidiaries                                                     acquisition of Century South Banks until
                                                                         2001
__________________________________________________________________________________________________________________

     During the previous five years, no executive officer of the Company or its subsidiaries was the subject of a legal proceeding (as defined above) that is material to an evaluation of the ability or integrity of the executive officer.
No executive officer is a party in a material proceeding adverse to the interests of the Company or its subsidiaries.

                                       10

Securities Ownership of Management and Certain Beneficial Owners

     The Company is authorized by its articles of incorporation to issue
10,000,000 shares of no par value voting common stock and up to 10,000,000 shares of no par value non-voting common stock. Of the 10,000,000 shares of the voting common stock, 3,447,381 are issued and outstanding to approximately 1,200 holders of record as of March 20, 2007. There are no shares of the non-voting common stock issued or outstanding.

     Each share of the common stock is entitled to one vote. Abstentions and broker-non-votes by Shareholders represented in person or by proxy will be excluded from the total number of shares cast even if otherwise present and entitled to vote at the Annual Meeting. Consequently, in the case of action on any proposal in which a quorum is present, the action will be approved if the number of votes cast in favor of the proposal exceed the number of votes cast against the proposal.

     There is no established trading market for our common stock and we have no market maker for our common stock. With the exception of the public offering of
1,200,000 shares by the Company in three separate offering beginning in October
2001 and ending in March 2003, the common stock is only traded infrequently in private transactions. Therefore, we have no substantial reliable information available as to trades of the common stock or as to the prices at which our common stock is traded. Further, we have no reason to expect that an established trading market will develop in our common stock.

     The following table sets forth information with respect to the beneficial ownership, as of March 20, 2007, of shares of common stock by:

     o    each of the Company's directors,
     o    the Company's named executive officers,
     o    each person known by the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, and
     o    all directors and executive officers of the Company as a group, and the percentage of the outstanding shares of Common Stock represented thereby.

To our knowledge, no person owns more than 5% of our voting or non-voting common stock.

                                       11

Except as noted below, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.

__________________________________________________________________________
Name and Address                 Amount and Nature of     Percent of
of Beneficial Owner              Beneficial Ownership        Class
__________________________________________________________________________
R. Millard Bowen                     168,465(3)               4.5%
5072 Bristol Industrial Way
Buford, Georgia  30518
__________________________________________________________________________
Marcus C. Byrd, Jr.                  156,631(4)               4.1%
1661 Highway 9 South
Dawsonville, Georgia  30534
__________________________________________________________________________
James M. Curry                        34,101(5)                0.9%
312 Point Olympus Drive
Gainesville, Georgia  30506
__________________________________________________________________________
Glennon C. Grogan                     89,296(6)                2.4%
1980 Hughes Drive
Cumming, Georgia  30040
__________________________________________________________________________
James H. Grogan                       97,026(7)                2.6%
4210 Gravitt Road
Cumming, Georgia  30040
__________________________________________________________________________
Andrew M. ("Jack") Head              155,810(8)                4.1%
2928 Ridgewood Road
Atlanta, Georgia  30327
__________________________________________________________________________
J. Philip Hester, Sr.                125,253(9)                3.3%
32 Lakeshore Circle
Dawsonville, Georgia  30534
__________________________________________________________________________

____________________
(3)  Includes 11,000 shares available upon exercise of his options but excludes
     22,000 shares owned by Mr. Bowen's spouse for which he disclaims beneficial ownership
(4)  Includes 22,000 shares available upon exercise of his options and 23,320 shares held in trust by Mr. Byrd in his individual retirement account and
     7,801 shares held by an affiliate, Byrd Howard Properties. The figure excludes 2,200 shares owned by Mr. Byrd's spouse for which he disclaims beneficial ownership, but includes 4,510 shares held as custodian for his daughter.
(5)  Mr. Curry's shares are available upon exercise of his options.
(6)  Includes 22,000 shares available upon exercise of his options.
(7)  Includes 22,000 shares available upon exercise of his options.
(8)  Includes 22,000 shares available upon exercise of his options, 22,000 shares held in the John F. Head, Jr. Family Partnership, LLP and 220 shares owned by his son but excludes 2,200 shares owned by Mr. Head's spouse and
     220 shares owned each by his two adult daughters, for which Mr. Head disclaims beneficial ownership.
(9)  Includes 85,801 shares available upon exercise of his options as well as
     33,770 shares held in an individual retirement account for his benefit and
     2,269 shares held jointly with Mr. Hester's spouse.

                                       12

__________________________________________________________________________
Name and Address                 Amount and Nature of     Percent of
of Beneficial Owner              Beneficial Ownership        Class
__________________________________________________________________________
B. Todd Howard                        91,731(10)              2.4%
3315 Dahlonega Highway
Cumming, Georgia  30040
__________________________________________________________________________
David E. Johnson                     168,380(11)              4.5%
260 Gold Leaf Terrace
Dawsonville, Georgia  30534
__________________________________________________________________________
W. Alan McRae                        114,340(12)              3.0%
499 Johnson Ferry Road
Atlanta, Georgia  30328
__________________________________________________________________________
Deborah F. McLeod                     30,182(13)              0.8%
33 Sheep Wallow Road
Dahlonega, Georgia  30533
__________________________________________________________________________
Kim M. Mills                          48,890(14)              1.3%
57 Brights Way
Dawsonville, Georgia  30534
__________________________________________________________________________
All executives officers and
directors as a group (12 persons)     1,280,105              33.9%
__________________________________________________________________________

Each of the persons listed in the above table has the right to acquire beneficial ownership of our shares as provided by footnote within sixty days of
March 20, 2007, such shares included in his beneficial ownership pursuant to
Rule 13d-3(d)(1) of the Securities Exchange Act of 1934 (the "1934 Act").

     Each of the following directors has pledged some or all of his shares as collateral to secure an obligation.

Director                                   Number of Shares Pledged
--------                                   ------------------------
Marcus C. Byrd, Jr.                        50,000 shares
Andrew M. ("Jack") Head                    25,000 shares
David E. Johnson                           40,000 shares
W. Alan McRae                              70,000 shares

____________________
(10) Includes 22,000 shares available upon exercise of his options as well as
     5,000 shares held jointly with his ex-spouse, 6,930 shares held as custodian for the benefit of his minor children and 7,801 shares held by an affiliate, Byrd Howard Properties.
(11) Includes 22,000 shares available upon exercise of his options as well as
     97,790 shares held in an individual retirement account.
(12) Includes 22,000 shares available upon exercise of his options as well as
     13,750 shares held in the McRae and Stolz Money Purchase Pension Plan.
(13) Includes 24,935 shares available upon exercise of her options.
(14) Includes 22,000 shares available upon exercise of his options, 1,155 shares held jointly with a family member, and 1,100 shares owned by his spouse.

                                       13

Compliance with Section 16(a) of the Exchange Act

     Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company pursuant to Rule 16a-3(d) during the year ended
December 31, 2006, no person, who at any time during the year was a director, executive officer or beneficial owner of more than 10% of any class of our equity securities, failed to file on a timely basis reports required by Section
16(a) of the Exchange Act.

                                       14

Executive Compensation

     The following table sets forth the cash and cash equivalent forms of compensation received by the chief executive officer of the Company and its named executive officers in the fiscal year ended December 31, 2006, and all cash and cash equivalent forms of compensation received by the principal executive officer and all named executive officers of the Company as a group.
Perquisites with an aggregate compensation amount of less than $10,000 may not be included.

                                                        SUMMARY COMPENSATION TABLE

________________________________________________________________________________________________________________________________________________________________
Name and Principal Position         Year       Salary         Bonus      Stock Awards      Option      Non-Equity    Nonqualified    All Other        Total
                                                                                           Awards       Incentive        and       Compensation
                                                                                                          Plan         Deferred
                                                                                                      Compensation   Compensation
                                                                                                                       Earnings
________________________________________________________________________________________________________________________________________________________________
(a)                                 (b)          (c)           (d)            (e)           (f)            (g)           (h)            (i)            (j)
________________________________________________________________________________________________________________________________________________________________

J. Philip Hester, Sr.,              2006      $ 197,305      $ 90,465                      19,800                      $ 54,309       $ 1,932     $ 363,811(1)
CEO, President, Director
                                  ______________________________________________________________________________________________________________________________
                                    2005      $ 180,895      $ 95,712                                                  $ 55,831                   $ 332,438(2)
________________________________________________________________________________________________________________________________________________________________

James M. Curry,                     2006      $ 126,948      $ 63,366                      15,840                      $ 34,811       $ 1,130     $ 242,095(1)
Executive VP
                                  ______________________________________________________________________________________________________________________________
                                    2005      $ 121,163      $ 69,904                                                  $ 23,946                   $ 215,013(2)
________________________________________________________________________________________________________________________________________________________________

Deborah F. McLeod,                  2006      $ 126,948      $ 63,366                      15,840                      $ 25,794        $ 490      $ 232,438(1)
CFO, Executive VP
                                  ______________________________________________________________________________________________________________________________
                                    2005      $ 121,163      $ 69,904                                                  $ 7,955                     $199,002(2)
________________________________________________________________________________________________________________________________________________________________

______________________

(1)  The Company has accrued a deferred compensation expense under the defined contribution plan totaling $42,543, contributed $11,766 to its 401(k) plan for eligible employees for Mr. Hester and accrued bonuses totaling $90,465 during the fiscal year ended December 31, 2006. The Company accrued deferred compensation expense under a defined contribution plan totaling
     $27,194, contributed $7,617 to its 401(k) plan and accrued a bonus of
     $63,366 for Mr. Curry. The Company accrued a bonus of $63,366, contributed
     $7,617 to its 401(k) plan and accrued a deferred compensation expense under the defined contribution plan totaling $18,177 for Ms. McLeod. Premiums paid by the Company for personal life insurance policies of the named executives are shown in Column I. Column F shows the fair value of stock options at grant date computed in accordance with FAS 123R.
(2)  The Company has accrued a deferred compensation expense under the defined contribution plan totaling $50,897, contributed $4,934 to its 401(k) plan for eligible employees for Mr. Hester and accrued a bonus totaling $88,454 during the fiscal year ended December 31, 2005. The Company accrued deferred compensation expense under a defined contribution plan totaling
     $20,474, contributed $3,472 to its 401(k) plan and accrued a bonus of
     $65,081 for Mr. Curry. The Company accrued a bonus of $65,081, contributed
     $3,635 to its 401(k) plan and accrued a deferred compensation expense under the defined contribution plan totaling $4,320 for Ms. McLeod.

                                       15

Employment Agreements and Change in Control Agreements

     J. Philip Hester, Sr., President and Chief Executive Officer, as well as a director, of the Company, the Bank, Chestatee Financial Services and Chestatee
Residential Mortgage, entered into an Amended and Restated Employment Agreement with the Bank effective September 17, 2001 for a term ending December 31, 2004, with automatic renewals of one year each absent termination for death, disability, cause, termination without cause or voluntary resignation through
December 31, 2009. Mr. Hester's base salary from the effective date is $143,325, increasing 5% annually beginning January 1, 2002. In addition to the base salary, Mr. Hester will receive a performance bonus based upon a criteria established by the Compensation Committee of the Board of Directors during the last calendar quarter of each fiscal year for the subsequent year. The Board of
Directors approved retirement benefits for Mr. Hester funded through the purchase of life insurance policies on his life. The balance of the policy cash surrender values included in other assets at December 31, 2006 is $739,966 and the income recognized on the policies amounted to $26,692 for the year ended
December 31, 2006. The deferred compensation liability was $235,870 and expense recognized was $42,543 at and for the year ended December 31, 2006. Mr. Hester is also entitled to certain additional benefits, including an automobile allowance, a $1 million term life insurance policy, annual paid vacation, healthcare insurance and disability insurance

     As a condition of employment, Mr. Hester was required to purchase at least
10,000 shares of the Bank's common stock. The shares were converted to shares of the Company by virtue of the merger of the Company and the Bank on March 31,
2000. In 2004, Mr. Hester was granted an option to purchase 55,000 shares of our common stock. The exercise price of the options is $9.09 per share, the fair market value per share of our common stock at the time the options were granted, payable in cash. The option expires ten years after the date granted. In addition, Mr. Hester was previously granted an option to purchase 46,200 shares of our common stock. The exercise price of the options is $7.27 per share, the fair market value per share of our common stock at the time the options were granted, payable in cash. The option expires ten years after the date granted.
As of December 31, 2006, Mr. Hester had already earned options to acquire up to
17,600 shares of the common stock under his original employment agreement after giving effect to the two-for-one stock split in October 2000 and 10% stock dividend issued September 2005. At December 31, 2006, Mr. Hester had earned options to acquire 85,801 shares of common stock.

     Mr. Curry entered into an employment agreement with the Bank effective
December 31, 2001. The initial term of the agreement runs through December 31,
2004, with automatic renewals of one year each absent termination for death, disability, cause, termination without cause or voluntary resignation through
December 31, 2009. Mr. Curry was initially paid a base salary at inception of
$100,000 annually, that salary to be increased annually by five percent commencing January 1, 2003. In addition, Mr. Curry is entitled to receive a performance bonus each year based upon a criteria established by the
Compensation Committee of the Board of Directors during the last calendar quarter of each fiscal year for the subsequent year. The Board of Directors approved retirement benefits for Mr. Curry funded through the purchase of life insurance policies on his life. The balance of the policy cash surrender values included in other assets at December 31, 2006 is $459,700 and the income recognized on the policies amounted to $17,219 for the year ended December 31,
2006. The deferred compensation liability was $71,325 and expense recognized was
$27,194 at and for the year ended December 31, 2006. In addition to his salary and customary benefits, Mr. Curry was granted an option to acquire up to 33,000 shares of the Company's common stock, vesting one fifth annually beginning
August 17, 2006. Mr. Curry had previously been granted 16,500 shares of the
Company's common stock, which were fully vested at December 31, 2006. The exercise price of the options is $9.09 per share, the fair market value per share of our common stock at the time the options were granted, payable in cash.
The option expires ten years after the date granted. At December 31, 2006, Mr.
Curry had earned options to acquire 34,101 shares of common stock. Mr. Curry is also entitled to certain additional benefits, including an automobile allowance, a $500,000 million term life insurance policy, annual paid vacation, healthcare insurance and disability insurance.

                                       16

     Ms. McLeod entered into an employment agreement with the Bank effective
July 1, 2002. The initial term of the agreement runs through December 31, 2004, with automatic renewals of one year each absent termination for death, disability, cause, termination without cause or voluntary resignation through
December 31, 2009. Ms. McLeod is paid a base salary at inception of $100,000 annually, that salary to be increased annually by five percent commencing
January 1, 2003. The Board of Directors approved retirement benefits for Ms.
McLeod funded through the purchase of life insurance policies on her life. The balance of the policy cash surrender values included in other assets at December
31, 2006 is $317,296 and the income recognized on the policies amounted to
$14,960 for the year ended December 31, 2006. The deferred compensation liability was $22,497 and expense recognized was $18,177 at and for the year ended December 31, 2006. In addition, Ms. McLeod is entitled to receive a performance bonus each year based upon a criteria established by the
Compensation Committee of the Board of Directors during the last calendar quarter of each fiscal year for the subsequent year. In addition to her salary and customary benefits, Ms. McLeod was granted an option to acquire up to 33,000 shares of the Company's common stock, vesting one fifth annually beginning
August 17, 2006. Ms. McLeod had previously been granted 11,000 shares of the
Company's common stock, vesting one third annually beginning July 1, 2003. The exercise price of the options is $9.09 per share, the fair market value per share of our common stock at the time the options were granted, payable in cash.
The option expires ten years after the date granted. At December 31, 2006, Ms.
McLeod had earned options to acquire 24,935 shares of common stock. Ms. McLeod is also entitled to certain additional benefits, including an automobile allowance, a $500,000 million term life insurance policy, annual paid vacation, healthcare insurance and disability insurance

     The Amended and Restated Employment Agreements for Ms. McLeod and Messrs.
Hester and Curry contain a provision for a change in control of the Company or the Bank. In such event, they will be entitled to receive their base salary for the remainder of the term but not less than 18 months. There is a change in control for purposes of the agreement if either any person or group acting in concert acquires 50% or more of the outstanding shares of our common stock or we sell substantially all of our assets.

                                       17

Outstanding Equity Awards at Fiscal Year-End

     The following table provides information on outstanding equity awards made to executive officers. The Company has not issued stock grants to any employee.
Refer to the Stock-Based Compensation section of Note 1. of the Notes to
Consolidated Financial Statements for further details regarding the Company's employee stock option plans.

                                                         Option Awards                                                           Stock Awards
                           __________________________________________________________________________  ________________________________________________________________
                                                                                                                                                         Equity
                                                               Equity                                                                    Equity       Incentive Plan
                                                           Incentive Plan                                               Market      Incentive Plan    Awards: Market
                           Number of        Number of        Awards Number                               Number of     Value of     Awards: Number   or Payout Value
                           Securities       securities      of Securities                                shares or     Shares or      of Unearned       of Unearned
                           Underlying       Underlying       Underlying                                  Units of       Units of     Shares, Units     Shares, Units
                           Unexercised     Unexercised       Unexercised      Options       Option      Stock That     Stock That   or Other Rights   or Other Rights
       Name and            Options (#)     Options (#)        Unearned        Exercise     Expiration    Have Not       Have Not     That Have Not     That Have Not
   Principal Position      Exercisable    Unexercisable      Options (#)      Price ($)       Date      Vested (#)     Vested ($)      Vested (#)        Vested ($)
_______________________________________________________________________________________________________________________________________________________________________
          (a)                  (b)             (c)               (d)             (e)          (f)           (g)           (h)             (i)               (j)
_______________________________________________________________________________________________________________________________________________________________________
 J. Philip Hester, Sr.        8,800             -                 -             4.32        12/31/09         -             -               -                 -
 CEO, President,              8,800             -                 -             4.32        12/31/10         -             -               -                 -
 Director                    46,200             -                 -             7.27        12/31/11         -             -               -                 -
                             22,001           32,999              -             9.09        08/17/14         -             -               -                 -
                                -             5,000               -             12.00       12/20/16         -             -               -                 -

 James M. Curry              16,500             -                 -             9.09        12/31/11         -             -               -                 -
 Executive VP                17,601           19,065              -             9.09        08/17/14         -             -               -                 -
                                -             4,000               -             12.00       12/20/16         -             -               -                 -

 Deborah F. McLeod           11,000             -                 -             9.09        12/31/11         -             -               -                 -
 CFO, Executive VP           13,935           19,065              -             9.09        08/17/14         -             -               -                 -
                                -             4,000               -             12.00       12/20/16         -             -               -                 -

                                                                          18

Compensation of Directors

     The Company and the Bank pay each director a $12,000 annual retainer fee.
Members of the various committees are also paid $100 for each committee meeting attended (except for the chair of each committee that receives $150 for each meeting attended). Directors may also be reimbursed from time to time for expenses related to service as a member of the Board of Directors. The directors are also entitled to participate in the 2000 Non-Employee Stock Option Plan approved by our shareholders.

     The Non-Employee Plan was adopted by the Board of Directors of the Company at its meeting on October 17, 2000 and became effective when approved by the affirmative vote of a majority of the shares of the common stock represented at the Annual Meeting of Shareholders on April 17, 2001. The Non-Employee Plan
terminates automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date at the discretion of the Board of
Directors. The Company has authorized and reserved for issuance upon the exercise of options pursuant to the Non-Employee Plan an aggregate of 220,000 shares of common stock. If any option is canceled, expires or terminates without the respective director exercising it in full, options with respect to those unpurchased shares of common stock may be granted to that same director or to another eligible individual or individuals under the terms of this Non-Employee
Plan.

     Each director (other than Mr. Hester, an employee of the Company and its subsidiaries) was granted an option to acquire 16,500 shares of our common stock in the year ended December 31, 2000 and 1,100 shares of our common stock each in the years ended December 31, 2001, 2002, 2003, 2004 and 2005. The options granted in 2000 have an exercise price of $7.27 per share and can be exercised at any time prior to October 17, 2010. The options granted in 2001, 2002, 2003,
2004 and 2005 have an exercise price of $9.09 per share and can be exercised at any time prior to January 1, 2011, 2012, 2013, 2014 and 2015, respectively.
Millard Bowen is the only director that has exercised any portion of his option.
The Non-Employee Plan states that each director will be granted as of the first business day of each calendar year after December 31, 2002 an option to purchase an additional 1,100 shares of our common stock at an exercise price of no less than the average market price of the common stock on the date of the grant and exercisable within 10 years from the date of the grant. The options granted in
2005 exhausted the 220,000 shares of common stock authorized and reserved for issuance under the Non-Employee Plan.

                                       19

     The following table sets forth the cash and cash equivalent forms of compensation received by the directors of the Company for the fiscal year ended
December 31, 2006.

                                                         DIRECTOR COMPENSATION TABLE

_________________________________________________________________________________________________________________________________________________
                                                                                              Non-Qualified
                                                                              Non-Equity         Deferred
                       Fees Earned or                     Options Awards    Incentive Plan     Compensation       All Other
Name                    Paid in Cash      Stock Awards                       Compensation        Earnings        Compensation         Total
_________________________________________________________________________________________________________________________________________________
(a)                         (b)               (c)               (d)              (e)               (f)               (g)               (h)
_________________________________________________________________________________________________________________________________________________
R. Millard Bowen          $ 12,500             -                 -                -                 -                 -              $ 12,500
_________________________________________________________________________________________________________________________________________________
Marcus C. Byrd, Jr.       $ 14,600             -                 -                -                 -                 -              $ 14,600
_________________________________________________________________________________________________________________________________________________
Glennon C. Grogan         $ 12,900             -                 -                -                 -                 -              $ 12,900
_________________________________________________________________________________________________________________________________________________
James H. Grogan           $ 15,900             -                 -                -                 -                 -              $ 15,900
_________________________________________________________________________________________________________________________________________________
Andrew M. Head            $ 13,050             -                 -                -                 -                 -              $ 13,050
_________________________________________________________________________________________________________________________________________________
B. Todd Howard            $ 12,500             -                 -                -                 -                 -              $ 12,500
_________________________________________________________________________________________________________________________________________________
David E. Johnson          $ 14,400             -                 -                -                 -                 -              $ 14,400
_________________________________________________________________________________________________________________________________________________
W. Alan McRae             $ 13,200             -                 -                -                 -                 -              $ 13,200
_________________________________________________________________________________________________________________________________________________
Kim M. Mills              $ 14,200             -                 -                -                 -                 -              $ 14,200
_________________________________________________________________________________________________________________________________________________

                                                                  20

Transactions with Related Persons

     The Company has had and expects to have in the future banking transactions in the ordinary course of its business with its directors, principal officers, principal shareholders, certain relatives of such persons, and their affiliates such as corporations, partnerships, and other organizations in which such directors and officers have an interest, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties. Such transactions have not involved more than the normal risk of collectibility or presented other unfavorable features.

     As of December 31, 2006, our bank had outstanding loans to certain of our directors, executive officers and relatives of such persons and their associates, which aggregated approximately $4,386,320. This represented approximately 16% of our $28,082,095 equity capital accounts. The bank also paid
Wallace Landscaping, an affiliate of former director Russ Wallace, $64,000 for materials and labor in 2006. We have not transacted within the previous two years, nor do we expect to transact in the immediate future, any business with any director, principal officer, or principal shareholder which exceeds 10% of our equity capital accounts or $5 million, whichever is less.

________________________________________________________________________________

                                   PROPOSAL 2
                      SELECTION OF INDEPENDENT ACCOUNTANTS

________________________________________________________________________________

     The Board of Directors has selected Mauldin & Jenkins, LLC as the
Company's independent public accountants for the year ended December 31, 2006.
Although not required by law, the selection is being submitted to the
Shareholders as a matter of corporate policy for their approval. Mauldin &
Jenkins, LLC has audited the financial statements of the Company since our inception in 1999 and has audited the financial statements of the Bank since its inception in 1997. Neither the Company nor the Bank have had disagreements with its independent auditors, Mauldin & Jenkins, LLC to date. It is anticipated that a representative of Mauldin & Jenkins, LLC will be present at the
Annual Meeting and, if present, such representative will have an opportunity to make a statement if desired and will be available to respond to appropriate questions from Shareholders.

     The ratification of the selection of the independent accountants requires the affirmative vote of the holders of a majority of the shares of the common stock present or represented and voting at the Annual Meeting. In the unlikely event the Company dismissed Mauldin & Jenkins, LLC or Mauldin & Jenkins,
LLC withdraws as the independent public accountants for the year ended December
31, 2006, then the Board of Directors shall appoint a new independent accountant to serve until the next annual meeting of the Shareholders.

           The Board of Directors recommends a vote FOR the selection of Mauldin & Jenkins, LLC as our independent accountants

                                       21

     The following fees were paid to Mauldin & Jenkins, LLC, our principal accountant, for services rendered during the years ended December 31, 2006 and
2005:

     o    Audit Fees.   Aggregate fees billed for professional services rendered
          for the audit of our annual financial statements for the years ended
          December 31, 2006 and 2005 and the reviews of our quarterly financial statements included with our quarterly reports on Forms 10-QSB during this two year period are $53,500 and $52,200, respectively.

     o    Audit Related Fees.   Aggregate fees billed for assurance and related
          services reasonably related to the performance of the audit or review of our financial statements for the years ended December 31, 2006 and
          2005 are $0 and $6,064, respectively. There were no other audit related services rendered.

     o    Tax Fees.   Aggregate fees billed for professional services rendered
          for tax compliance, tax advice and tax planning for the years ended
          December 31, 2006 and 2005 are $7,500 and $6,500, respectively. The nature of those services was tax preparation fees.

     o    All Other Fees.   The aggregate fees billed for professional services
          rendered for all other products and services for the years ended
          December 31, 2006 and 2005 are $0 and $0, respectively. There were no other services rendered.

The Audit Committee considered whether the provision of non-audit services by
Mauldin & Jenkins, LLC is compatible with maintaining Mauldin & Jenkins,
LLC's independence.

________________________________________________________________________________

                                   PROPOSAL 3
                  AMENDMENT TO 2000 EMPLOYEE STOCK OPTION PLAN

________________________________________________________________________________

     The Board of Directors has approved the amendment of the 2000 Employee
Stock Option Plan to provide for options to acquire up to a maximum of 370,000 shares of the Company's stock. The plan previously provided for options to acquire up to a maximum of 220,000 shares. The change is sought to provide a means whereby the Company can attract able persons to remain in or to enter our employ. Further, the availability of additional options for grant will provide a means whereby those employees upon whom the responsibilities of the successful administration, management, planning and/or organization of the Company may rest, and whose present and potential contributions to the welfare of the
Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Company. Finally, the increase in available options under the plan afford us the opportunity to provide key employees with additional incentive and reward opportunities designed to enhance our profitable growth over the long term.

                                       22

     A majority of the members of the Board of Directors has the authority to alter or amend the 2000 Employee Stock Option Plan. Notice of any change in the
Plan during the year, however, must be given to the Shareholders at the Annual
Meeting and must be proposed for ratification by a majority vote of the shareholders represented at the meeting in person or by proxy. If the
Shareholders fail to ratify the change in the Plan, such change shall not become effective and additional option shares shall not be available for grant.

            The Board of Directors recommends a vote FOR the approval
              of the increase in the number of shares of our common
          stock reserved for grant under the 2000 Employee Stock Option

     Any grant of an option under the 2000 Employee Stock Option Plan will be evidenced by an agreement between the Company and the employee. The option will be subject to all applicable terms and conditions of the plan and may be subject to any other terms and conditions which are not inconsistent with the plan and which the Board of Directors deems appropriate.

     No shares will be issued under the plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including without limitation federal and applicable state securities acts, and the rules and regulations promulgated thereunder. Further, shares will not be issued under the plan unless the issuance and delivery of such shares comply with all applicable restrictions imposed under the Bank Holding Company Act and the rules and regulations promulgated thereunder.

     The 2000 Employee Stock Option became effective when adopted by the Board of Directors in 2000 and approved by our shareholders in 2001. The plan will terminate automatically ten years after its adoption by the Board of Directors and may be suspended or terminated on any earlier date at the discretion of our
Board of Directors for any reason.

     A copy of the 2000 Employee Stock Option Plan is attached at Addendum A.
You are encouraged to read the plan as the description provided in this proxy is qualified by and subject to the terms of the plan. Any conflict between our description and the plan is resolved in favor of the plan.

________________________________________________________________________________

                                   PROPOSAL 4
                AMENDMENT TO 2000 NON-EMPLOYEE STOCK OPTION PLAN

________________________________________________________________________________

     The Board of Directors has approved the amendment of the 2000 Non-Employee
Stock Option Plan to provide for options to acquire up to a maximum of 258,000 shares of the Company's stock. The plan previously provided for options to acquire up to a maximum of 220,000 shares. The change is sought to provide a means whereby the Company can secure and retain the services of independent directors by giving them an opportunity to invest in our future success.

                                       23

            The Board of Directors recommends a vote FOR the approval
              of the increase in the number of shares of our common
        stock reserved for grant under the 2000 Non-Employee Stock Option

     The 2000 Non-Employee Stock Option Plan must be administered by a committee consisting of at least two of the members of the Board of Directors of the
Company in accordance with the Exchange Act. The committee has complete and conclusive authority to interpret the plan, prescribe, amend and rescind its rules and regulations, and make all other determinations necessary or advisable for the administration of the plan. The committee may amend or terminate the
2000 Non-Employee Stock Option Plan in any respect but in no event shall the committee amend the plan more than once every six months other than to comport with changes in the Internal Revenue Code, the ERISA, or related rules.

     Any grant of an option under the 2000 Non-Employee Stock Option Plan will be evidenced by an agreement between the Company and the director. The option will be subject to all applicable terms and conditions of the plan and may be subject to any other terms and conditions which are not inconsistent with the plan and which the committee deems appropriate.

     No shares will be issued under the plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including without limitation federal and applicable state securities acts, and the rules and regulations promulgated thereunder. Further, shares will not be issued under the plan unless the issuance and delivery of such shares comply with all applicable restrictions imposed under the Bank Holding Company Act and the rules and regulations promulgated thereunder.

     The 2000 Non-Employee Stock Option became effective when adopted by the
Board of Directors in 2000. The plan will remain in effect until all shares subject to, or which may become subject to, the plan have been purchased pursuant to options granted under the plan if granted within ten years from the effective date of the plan.

     A copy of the 2000 Non-Employee Stock Option Plan is attached at Addendum
B. You are encouraged to read the plan as the description provided in this proxy is qualified by and subject to the terms of the plan. Any conflict between our description and the plan is resolved in favor of the plan.

________________________________________________________________________________

                               NEXT ANNUAL MEETING
________________________________________________________________________________

     The next annual meeting of the Company is expected to be held May 13, 2008.
Shareholders wishing to submit proposals for inclusion in the proxy statement for the next annual meeting of shareholders of the Company must submit their proposals no later than December 1, 2007.

                                       24

________________________________________________________________________________

                              AVAILABLE INFORMATION
________________________________________________________________________________

     The Company has filed this proxy statement with the Commission, in accordance with the Exchange Act with respect to the Annual Meeting. In addition, reports and other information filed with the Commission pursuant to
Section 15(d) of the Exchange Act are available for inspection and copy at the public reference facilities maintained by the Commission in Washington, D.C. and at certain of its regional offices at the addresses furnished in the preceding paragraph. Copies of such material can be obtained from the Public Reference
Section of the Securities and Exchange Commission, Washington, D.C. 20549, at
prescribed rates.

     The Company has furnished to its annual report to security holders (the
"Annual Report") for the period ended December 31, 2006, filed on an integrated basis on Form 10-KSB, which contains the Consolidated Financial Report and Notes
Thereto for that year. AN ADDITIONAL COPY OF THE ANNUAL REPORT WILL BE PROMPTLY
FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER REQUESTING A COPY OF SAME.
REQUESTS FOR AN ADDITIONAL COPY OF THAT ANNUAL REPORT SHOULD BE ADDRESSED TO
CHESTATEE BANCSHARES, INC., 6639 HIGHWAY 53 EAST, DAWSONVILLE, GEORGIA 30534;
ATTENTION: DEBORAH F. MCLEOD.

________________________________________________________________________________

                                  OTHER MATTERS
________________________________________________________________________________

     The management of the Company knows of no other matters which may be brought before the meeting. However, if any matter other than the proposed matters disclosed herein should properly come before the meeting, the persons named in the enclosed proxy will vote such proxy in accordance with their judgment on such matters. No director has informed the Company that he intends to oppose any recommended action as specified in this proxy statement.

                                                  DAVID E. JOHNSON
                                                  Chairman of the Board

                                       25

                           CHESTATEE BANCSHARES, INC.
                              DAWSONVILLE, GEORGIA

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 8, 2007

     The undersigned hereby appoints David E. Johnson and J. Philip Hester, Sr., as proxies, each with the power to appoint his substitute, and hereby authorizes them, or either of them, to represent and vote as designated below, all the shares of common stock of Chestatee Bancshares, Inc. (the "Company") held of record by the undersigned on March 20, 2007, at an Annual Meeting of
Shareholders of the Company, and any adjournments thereof, to be held on May 8,
2007 at 5:00 p.m., EDT, at the main offices of the Company, located at 6639
Highway 53 East, Dawsonville, Georgia.

1.   ELECTION OF DIRECTORS.

     The Board of Directors recommends a vote FOR the following nominees: to serve a one-year term expiring in 2008:

R. Millard Bowen                                J. Philip Hester, Sr.

Marcus C. Byrd, Jr.                             B. Todd Howard

Glennon C. Grogan                               David E. Johnson

James H. Grogan                                 W. Alan McRae

Andrew M. ("Jack") Head                         Kim M. Mills

       FOR all nominees (except names           WITHHOLD AUTHORITY to
 ____  marked to the contrary above).      ____ vote for all nominees listed above.

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES.
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike nominee's name in the list above).

2.   The Board of Directors asks that you ratify the selection of Mauldin &
     Jenkins, LLC as the Company's independent public accountants for fiscal year 2007.

     ____   FOR                   ____   AGAINST              ____  ABSTAIN

3.   To approve the increase in the number of shares of the Company's stock that may be acquired under the Company's 2000 Employee Stock Option Plan from
     220,000 shares to 370,000 shares as previously adopted by our Board of
     Directors.

     ____   FOR                   ____   AGAINST              ____  ABSTAIN

4.   To approve the increase in the number of shares of the Company's stock that may be acquired under the Company's 2000 Non-Employee Stock Option Plan from 220,000 shares to 258,000 shares as previously adopted by our Board of
     Directors.

     ____   FOR                   ____   AGAINST              ____  ABSTAIN

IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS
MAY PROPERLY COME BEFORE THE MEETING.

     This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. Please sign exactly as name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATE:  _____________________________      ______________________________________
                                          SIGNATURE

____________________________________      ______________________________________
NAME OF SHAREHOLDER                       SIGNATURE IF HELD JOINTLY

____________________________________      ______________________________________
NUMBER OF SHARES                          TITLE

                                                                      Addendum A

                           CHESTATEE BANCSHARES, INC.

                         2000 EMPLOYEE STOCK OPTION PLAN

                           ADOPTED ON OCTOBER __, 2000

                                TABLE OF CONTENTS
                                -----------------

                                      -i-

                                TABLE OF CONTENTS
                                -----------------

                                      -ii-

                           CHESTATEE BANCSHARES, INC.
                         2000 EMPLOYEE STOCK OPTION PLAN

1.   ESTABLISHMENT AND PURPOSE.

     The purpose of the 2000 Employee Stock Option Plan (the "Plan") is to
provide a means whereby the Chestatee Bancshares, Inc. (the "Company") may attract able persons to remain in or to enter the employ of the Company, or any
Parent or Subsidiary, and to provide a means whereby those employees upon whom the responsibilities of the successful administration, management, planning and/or organization of the Company may rest, and whose present and potential contributions to the welfare of the Company, or any Parent or Subsidiary, are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Company. A further purpose of the
Plan is to provide such employees with additional incentive and reward opportunities designed to enhance the profitable growth of the Company over the long term. Accordingly, the Plan provides for the granting of incentive stock options and nonqualified options, or any combination of the foregoing, as is best suited to the circumstances of the particular employees as provided herein.
The grant of incentive stock options or nonqualified options shall be conditioned upon the Company obtaining any required regulatory permit authorizing the Company to issue such options. Capitalized terms are defined in
Section 11 hereinafter.

2.   ADMINISTRATION.

          2.1 Committees of the Board of Directors. The Plan may be administered by one (1) or more Committees. Each Committee shall consist of two (2) or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no
     Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the
     Board of Directors has assigned a particular function.

          2.2 Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. The Board of Directors or a Committee shall have the authority, in their discretion, to determine which employees shall receive a grant, the time or times when such grant shall be made, whether an ISO or a Nonstatutory Option shall be granted, and the number of shares of Stock which may be issued under each Option. In making such determinations, the
     Board of Directors or Committee may take into account the nature of the services rendered by these employees, their present and potential contribution to the success of the Company, its Parent or any of its
     Subsidiaries, and such other factors as the Board of Directors in its discretion shall deem relevant. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all
     Optionees and all persons deriving their rights from an Optionee.

                                       1

3.   ELIGIBILITY.

          3.1 General Rule. Only Employees shall be eligible for the grant of
     ISOs. Currently, only Employees and Non-Employee Directors shall be eligible for the grant of Nonstatutory Options.

          3.2 Ten-Percent Shareholders. An individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries, shall not be eligible for designation as an Optionee unless (i) the
     Exercise Price is at least one hundred ten percent (110%) of the Average
     Market Price of a Share on the date of grant, and (ii) in the case of an
     ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection 3.2, in determining stock ownership, the attribution rules of Section 424(d) of the
     Code shall be applied.

4.   STOCK SUBJECT TO PLAN.

          4.1 Basic Limitation. Shares offered under the Plan should be authorized but unissued Shares. The aggregate number of Shares that may be issued under the Plan (upon exercise of Options) shall not exceed one hundred thousand (100,000) Shares, subject to adjustment pursuant to
     Section 7 hereinafter. The number of Shares that are subject to Options at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient
     Shares to satisfy the requirements of the Plan.

          4.2 Additional Shares. In the event that any outstanding Option for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed one hundred thousand (100,000) Shares (subject to adjustment pursuant to Section 7 hereinafter).

5.   TERMS AND CONDITIONS OF OPTIONS.

          5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the
     Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

                                       2

          5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 7 hereinafter. The
     Stock Option Agreement shall also specify whether the Option is an ISO or a
     Nonstatutory Option.

          5.3 Exercise Price. Each Stock Option Agreement shall specify the
     Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Average Market Price of a Share on the date of grant, and a higher percentage may be required by Section 3.2 hereinabove. The Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Average Market Price of a Share on the date of grant, and a higher percentage may be required by Section 3.2 hereinabove. Subject to the preceding sentences, the Exercise Price under any Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in
     Section 6 hereinafter.

          5.4 Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of
     Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

          5.5 Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. Subject to the preceding sentence, the exercisability provisions of any Stock
     Option Agreement shall be determined by the Board of Directors at its sole discretion.

          5.6 Accelerated Exercisability. Unless the applicable Stock Option
     Agreement provides otherwise, an Optionee's Options shall become exercisable in full or in part as the Board of Directors may determine if:

               5.6.1 The Company is subject to a Change in Control before the
          Optionee's Service terminates;

               5.6.2 Such Options do not remain outstanding;

               5.6.3 Such Options are not assumed by the surviving corporation or its parent; and

               5.6.4 The surviving corporation or its parent does not substitute options with substantially the same terms for such Options.

          5.7 Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten (10) years from the date of grant, and a shorter term may be required by Section 3.2 hereinabove.
     Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

                                       3

          5.8 Nontransferability. No Option shall be transferable by the
     Optionee other than by beneficiary designation, will or the laws of descent and distribution. An Option may be exercised during the lifetime of the
     Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

          5.9 Termination of Service (Except by Death). If an Optionee's Service
     terminates for any reason other than the Optionee's death, then the
     Optionee's Options shall expire on the earliest of the following occasions:

               5.9.1 The expiration date determined pursuant to Subsection 5.7 hereinabove;

               5.9.2 The date three months after the termination of the
          Optionee's Service for any reason other than Disability or Retirement;

               5.9.3 The date of termination of the Optionee's Service for
          Cause, or such later date as the Board of Directors may determine; or

               5.9.4 The date six months after the termination of the Optionee's
          Service by reason of Disability or Retirement.

The Optionee may exercise all or part of the Optionee's Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee's
Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the
Optionee's Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination).

          5.10 Leaves of Absence. For purposes of Section 5.9 hereinabove,
     Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the
     Company).

          5.11 Death of Optionee. If an Optionee dies while the Optionee is in
     Service, then the Optionee's Options shall expire on the earlier of the following dates:

               5.11.1 The expiration date determined pursuant to Section 5.7 above; or

                                       4

               5.11.2 The date twelve (12) months after the Optionee's death.

All or part of the Optionee's Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such
Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's death or became exercisable as a result of the death. The balance of such Options shall lapse when the Optionee dies.

          5.12 No Rights as a Shareholder. An Optionee, or a transferee of an
     Optionee, shall have no rights as a shareholder with respect to any Shares covered by the Optionee's Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise
     Price pursuant to the terms of such Option.

          5.13 Modification, Extension and Assumption of Options. Within the
     limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding
     Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

          5.14 Restrictions on Transfer of Shares and Minimum Vesting. Any
     Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In the case of an Optionee who is not an officer of the Company, any right to repurchase an Optionee's Shares at the original
     Exercise Price upon termination of the Optionee's Service shall lapse at least as rapidly as the schedule set forth in Section 5.5 above. Any such repurchase right may be exercised only within ninety (90) days after the termination of the Optionee's Service for cash or for cancellation of indebtedness incurred in purchasing the Shares.

          5.15 Accelerated Vesting. Unless the applicable Stock Option Agreement and/or Notice of Stock Option Grant provides otherwise, any right to repurchase an Optionee's Shares at the original Exercise Price shall lapse as the Board or Directors may determine and all of such Shares shall become vested in full or in part as the Board of Directors may determine if:

               5.15.1 The Company is subject to a Change in Control; and

               5.15.2 The repurchase right is not assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary.

                                       5

6.   PAYMENT FOR SHARES.

          6.1 General Rule. The entire Exercise Price of Shares issued under the
     Plan shall be payable in cash or cash equivalents at the time when such
     Shares are purchased, except as otherwise provided in this Section 6.

          6.2 Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares already owned by the Optionee or the Optionee's representative. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Average Market Price on the date when the Option is exercised. This
     Section 6.2 shall not apply to the extent that acceptance of Shares in payment of the Exercise Price would cause the Company to recognize compensation expense with respect to the Option for financial reporting purposes.

          6.3 Promissory Note. To the extent that a Stock Option Agreement so provides, employees may pay all or a portion of the Exercise Price of
     Shares issued under the Plan with a full-recourse promissory note (subject to restrictions of the Bank Holding Company Acts). The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

          6.4 Exercise/Sale. To the extent that a Stock Option Agreement so provides, and at such time as the Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company)
     of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the
     Company in payment of all or part of the Exercise Price and any withholding taxes.

7.   ADJUSTMENT OF SHARES.

          7.1 General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Average Market Price of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under
     Section 4 hereinabove, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding
     Option.

                                       6

          7.2 Mergers and Consolidations. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the
     Optionees' consent, may provide for:

               7.2.1 The continuation of such outstanding Options by the Company
          (if the Company is the surviving corporation);

               7.2.2 The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

               7.2.3 The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding
          Options; or

               7.2.4 The cancellation of such outstanding Options without payment of any consideration.

          7.3 Reservation of Rights. Except as provided in this Section 7, an
     Optionee shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets (subject to any restrictions imposed by the
     Federal Reserve).

8.   SECURITIES LAW REQUIREMENTS AND FEDERAL RESERVE RESTRICTIONS.

          8.1 General. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the
     Securities Act, the rules and regulations promulgated thereunder, the
     Exchange Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded. Further, Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with all applicable restrictions imposed under the Bank Holding Company Acts and the rules and regulations promulgated thereunder.

          8.2 Financial Reports. The Company each year shall furnish to
     Optionees its balance sheet and income statement, unless such Optionees are key Employees whose duties with the Company assure them access to equivalent information. Such balance sheet and income statement need not be audited.

                                       7

9.   NO RETENTION RIGHTS.

     Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee)
or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

10.  DURATION AND AMENDMENTS.

          10.1 Term of the Plan. The Plan became effective when adopted by the
     Board of Directors on October __, 2000 and was approved by the Company's shareholders on or before October __, 2001. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Section 10.2 hereinafter.

          10.2 Right to Amend or Terminate the Plan. The Board of Directors may
     amend, suspend or terminate the Plan at any time and for any reason;
     provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 7 hereinabove), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's shareholders. Shareholder approval shall not be required for any other amendment of the Plan.

          10.3 Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

11.  DEFINITIONS.

          11.1 "Average Market Price" shall mean the mean between the high "bid"
     and low "ask" prices as of the close of business for the Company's shares of Stock in the over-the-counter market, as reported by the National
     Association of Securities Dealers, Inc. Automated Quotation System (or
     other national quotation service). If the Company's Stock is not regularly traded in the over-the-counter market but is listed on The Nasdaq Stock
     Market or is registered on a national securities exchange, "Average Market
     Price" shall mean the closing price of the Company's Stock on such stock market or national securities exchange. In the event there shall be no public market for the Company's Stock on such date, the fair market value of the shares of the Company's Stock shall be determined in good faith by the Board of Directors.

          11.2 "Bank Holding Company Acts" shall mean the Bank Holding Company
     Act of 1940, as amended, and other acts administered by the Federal Reserve
     Board.

          11.3 "Board of Directors" shall mean the Board of Directors of the
     Company, as constituted from time to time.

                                       8

          11.4 "Cause" shall mean the unauthorized use or disclosure of the confidential information or trade secrets of the Company, conviction of a felony under the laws of the United States or any state thereof, or gross negligence.

          11.5 "Change in Control" shall mean:

               11.5.1 The consummation of a merger or consolidation of the
          Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the
          Company immediately prior to such merger, consolidation or other reorganization; or

               11.5.2 The sale, transfer or other disposition of all or
          substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

          11.6 "Code" shall mean the Internal Revenue Code of 1986, as amended.

          11.7 "Committee" shall mean a committee of the Board of Directors, as described in Section 2.1 hereinabove.

          11.8 "Company" shall mean Chestatee Bancshares, Inc., a Georgia corporation.

          11.9 "Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

          11.10 "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

          11.11 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          11.12 "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of
     Directors in the applicable Stock Option Agreement.

          11.13 "ISO" shall mean an employee incentive stock option described in
     Section 422(b) of the Code.

                                       9

          11.14 "Non-Employee Directors" shall mean a member of the Board of
     Directors of the Company not engaged as an employee by or consultant of the
     Company in accordance with Rule 16b-3 of the Exchange Act rules.

          11.15 "Nonstatutory Option" shall mean a stock option not described in
     Sections 422(b) or 423(b) of the Code.

          11.16 "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

          11.17 "Optionee" shall mean an individual who holds an Option.

          11.18 "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent
     (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

          11.19 "Plan" shall mean this Chestatee Bancshares, Inc. 2000 Employee
     Stock Option Plan.

          11.20 "Retirement" shall mean retirement from active service as an employee, officer or director of the Company on or after attaining age 65, or at an earlier age as the Board of Directors may determine.

          11.21 "Securities Act" shall mean the Securities Act of 1933, as amended.

          11.22 "Service" shall mean service as an Employee of the Company, or its Parent or Subsidiary.

          11.23 "Share" shall mean one share of Stock, as adjusted in accordance with Section 7 hereinabove (if applicable).

          11.24 "Stock" shall mean the no par value common stock of the Company.

          11.25 "Stock Option Agreement" shall mean the agreement between the
     Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee's Option.

          11.26 "Subsidiary" shall mean any corporation (other than the Company)
     in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

                                       10

To record the adoption of the Plan by the Board of Directors, the Company has
caused its authorized officer to execute the same.

                                     CHESTATEE BANCSHARES, INC.

                                      By:
                                          ------------------------------
                                          Name:    J. Philip Hester, Sr.
                                          Title:   President

                                       11

                                                                      Addendum B

                           CHESTATEE BANCSHARES, INC.
                       2000 NON-EMPLOYEE STOCK OPTION PLAN

1.   PURPOSE.

          Chestatee Bancshares, Inc., a Georgia corporation (the "Company"), hereby adopts the 2000 Non-Employee Stock Option Plan (the "Plan") to
     secure and retain the services of those directors of the Company who are not employed by the Company or any of its affiliates (the "Eligible
     Optionee Directors") by giving them an opportunity to invest in the future success of the Company. Capitalized terms are defined in Section 13.

2.   ADMINISTRATION.

          2.1. Committee. The Plan shall be administered by a Committee consisting of at least two of the members of the Board of Directors of the
     Company in accordance with Rule 16b-3 of the Exchange Act. Each member of the Committee shall serve at the pleasure of the Board of Directors, which may fill any vacancy, however caused, in the Committee. The Committee shall select one of its members as a chairman and shall hold meetings at the times and in the places as it may deem advisable. All actions the Committee takes shall be made by majority decision. Any action evidenced by a written instrument signed by all of the members of the Committee shall be as fully effective as if the Committee had taken the action by majority vote at a meeting duly called and held.

          2.2. Authority. The Committee shall have complete and conclusive authority to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to it, and (iii) make all other determinations necessary or advisable for the administration of the Plan.
     The Committee's determinations on these matters shall be conclusive.

          2.3. Indemnification. In addition to any other rights of
     indemnification that they may have as directors of the Company or as members of the Committee, the directors of the Company and members of the
     Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the director or Committee member is liable for negligence or misconduct in the performance of his duties.

3.   GRANT OF OPTIONS.

          3.1. Shares Reserved for Options. The Company has authorized and reserved for issuance upon the exercise of Options pursuant to the Plan an aggregate of two hundred thousand (200,000) shares of Stock. If any Option is canceled, expires or terminates without the respective Eligible Optionee
     Director exercising it in full, Options with respect to those unpurchased shares of Stock may be granted to that same Eligible Optionee Director or to another eligible individual or individuals under the terms of this Plan.

          3.2. Initial Grant. Each Eligible Optionee Director serving as a member of the Board of Directors on the Effective Date shall be granted an
     Option as of the Effective Date to purchase fifteen thousand (15,000)
     shares of Stock of the Company at an Exercise Price of no less than the
     Average Market Price of the Stock on the date of the grant. Any Eligible
     Optionee Director elected to the Board of Directors after the Effective
     Date shall be granted an Option as of the date so elected to the Board of
     Directors to purchase five thousand (5,000) shares of Stock at an Exercise
     Price of no less than the Average Market Price of the Stock on the date of the grant.

          3.3. Annual Grant. Each Eligible Optionee Director shall be granted as of the first business day of each calendar year of the Company beginning
     January 1, 2002 an Option to purchase one thousand (1,000) shares of Stock;
     provided the Eligible Optionee Director continues to serve as a member of the Board of Directors as of the first business day of that calendar year.

          3.4. Limitations. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the
     Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded. Further, Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with all applicable restrictions imposed under the Bank Holding Company Acts, as amended, and the rules and regulations promulgated thereunder. No Options under the Plan shall be granted to an Eligible Optionee Director who is otherwise precluded from receiving a grant of the Company's equity securities. In the event the remaining number of shares of Stock reserved for issuance under the Plan are insufficient to grant Options for the appropriate number of shares of Stock to all Eligible Optionee Directors as of any grant date, then no Options shall be granted as of that grant date.

          3.5. Adjustments to Shares Reserved or Outstanding Options. The Board
     of Directors or the Committee shall adjust the total number of shares of
     Stock reserved for issuance under the Plan and any outstanding Options, both as to the number of shares of Stock and the Exercise Price, for any increase or decrease in the number of outstanding shares of Stock resulting from a stock split or a payment of a stock dividend on the Stock, a subdivision or combination of the Stock, a reclassification of the Stock, a merger or consolidation of the Stock or any other like changes in the Stock or in their value; provided that any such adjustment shall be made in a manner consistent with the reason for the adjustment and shall be effected uniformly among optionees. Outstanding Options shall not be adjusted for cash dividends or the issuance of rights to subscribe for additional stock or securities of the Company. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the
     Committee in its sole discretion. Any adjustment may provide for the elimination of any fractional share of Stock which might otherwise become subject to an Option.

          3.6. No Affect on Capitalization Changes. The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

4.   TERMS AND CONDITIONS OF ALL OPTIONS.

          4.1. Stock Option Agreement. Each Option granted pursuant to the Plan shall be evidenced by a Stock Option Agreement or other appropriate documentation in the form and containing the terms and conditions as the
     Board of Directors or the Committee from time to time may determine, provided that each Stock Option Agreement will:

               4.1.1. state the number of shares of Stock to be granted pursuant to the Option;

               4.1.2. state an Exercise Price per share which will be the
          Average Market Price of a share of stock on the date of the grant;

               4.1.3. state the terms and conditions for payment, except as otherwise provided by Section 6 of the Plan;

               4.1.4. state that the Option shall expire on the earlier of the tenth anniversary of the date of grant or, except in the event of removal for Cause, the first anniversary of the date that the Eligible
          Optionee Director ceases to serve as a member of the Board of
          Directors for any reason other than the death or Disability of the
          Eligible Optionee Director;

               4.1.5. provide that an Option granted pursuant to Section 3 of the Plan shall become exercisable in full as to the shares subject thereto as of the date of grant;

               4.1.6. provide that the Option is not transferable by the
          Eligible Optionee Director other than as provided by (1) the will of the Eligible Optionee Director, or (2) the applicable laws of descent and distribution, and is exercisable during the Eligible Optionee
          Director's lifetime only by the Eligible Optionee Director except as provided in Subsection 4.1.6; and

               4.1.7. provide that if an Eligible Optionee Director dies or becomes Disabled during the term of the Option, the Option may be exercised by the Eligible Optionee Director or (to the extent the
          Eligible Optionee Director would have been entitled to do so) by a legatee or legatees of the Eligible Optionee Director under his last will, or by his guardian.

          4.2. Average Market Price. "Average Market Price" shall mean the mean between the high "bid" and low "ask" prices as of the close of business for the Company's shares of Stock in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation
     System (or other national quotation service). If the Company's Stock is not regularly traded in the over-the-counter market but is listed on The Nasdaq
     Stock Market or is registered on a national securities exchange, "Average
     Market Price" shall mean the closing price of the Company's Stock on such stock market or national securities exchange. In the event there shall be no public market for the shares of the Company's Stock on such date, the fair market value of the shares of the Company's Stock shall be determined in good faith by the Committee.

5.   TERM OF PLAN.

          5.1. Effective Date. The Effective Date of the Plan shall be the date the Plan is adopted by the Board of Directors.

          5.2. Term. The Plan shall remain in effect until all shares subject to, or which may become subject to, the Plan shall have been purchased pursuant to Options granted under the Plan; provided that Options under the
     Plan must be granted within ten (10) years from the Effective Date.

6.   EXERCISE OF OPTION.

          6.1. Exercise. The Eligible Optionee Director may exercise all or part of the Options at any time before the expiration of such Options; provided, however, that if an Eligible Optionee Director is removed from office for
     Cause, then any Option not yet exercised will terminate immediately and be deemed null and void. The Eligible Optionee Director may purchase shares of
     Stock subject to an Option only upon receipt by the Company of a notice in writing from the Eligible Optionee Director of his intent to purchase a specific number of shares of Stock and which notice contains such representations regarding compliance with the federal and state securities laws as the Board of Directors or the Committee may reasonably request. The purchase price shall be paid in full upon the exercise of an Option and no shares of Stock shall be issued or delivered until full payment therefor has been made.

          6.2. Payment. The entire Purchase Price of Shares issued under the
     Plan shall be payable in cash or cash equivalents at the time when such
     Shares are purchased, except as otherwise provided in this Section 6 at the sole and absolute discretion of the Committee.

               6.2.1 Surrender of Stock. To the extent that a Stock Option
          Agreement so provides, payment may be made all or in part with Shares already owned by the Optionee or the Optionee's representative. Such
          Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Average Market Price on the date when the
          Option is exercised. This Subsection 6.2.1 shall not apply to the extent that acceptance of Shares in payment of the Exercise Price would cause the Company to recognize compensation expense with respect to the Option for financial reporting purposes.

               6.2.2 Promissory Note. To the extent that a Stock Option
          Agreement so provides, Eligible Optionee Directors may pay all or a portion of the Exercise Price of Shares issued under the Plan with a full-recourse promissory note (subject to restrictions of the Bank
          Holding Company Acts). The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

               6.2.3 Exercise/Sale. To the extent that a Stock Option Agreement so provides, and at such time as the Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the
          Exercise Price and any withholding taxes.

          6.3. Rights as Shareholder. Until stock certificates reflecting shares of Stock accruing to the Eligible Optionee Director upon the exercise of the Option are issued to the Eligible Optionee Director, the Eligible
     Optionee Director shall have no rights as a shareholder with respect to such shares. The Company shall make no adjustment to shares of Stock for any dividends or distributions or other rights for which the record date is prior to the issuance of that stock certificate, except as the Plan otherwise provides.

7.   ASSIGNABILITY.

     Except as set forth in Section 4 of the Plan, no Option or any of the rights and privileges thereof accruing to an Eligible Optionee Director shall be transferred, assigned, pledged or hypothecated in any way whether by operation of law or otherwise, and no Option, right or privilege shall be subject to execution, attachment or similar process.

8.   NO RIGHT TO CONTINUED SERVICE.

     No provision in the Plan or any Stock Option Agreement shall confer upon any Eligible Optionee Director any right to continue performing services for or to interfere in any way with the right of the shareholders of the Company to remove such Eligible Optionee Director as a director of the Board of Directors at any time for any reason.

9.   AMENDMENT AND TERMINATION.

     The Board of Directors at any time may amend or terminate the Plan in any respect. Notwithstanding the foregoing, in no event shall the Board of Directors amend the Plan more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the
rules thereunder. No amendment or termination of the Plan shall adversely affect the rights of an Eligible Optionee Director with regard to his Options without his consent.

10.  GENERAL RESTRICTION.

          10.1. Securities Registration. Each Option is subject to the condition that if at any time the Company, in its discretion, shall determine that the listing, registration or qualification of the shares of Stock covered by such Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase or delivery of shares of Stock thereunder, the delivery of any or all shares of Stock pursuant to such
     Option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under the Option then outstanding, the Company may require, as a condition of exercise of any Option or as a condition to any other delivery of shares of Stock pursuant thereto, that the Eligible Optionee Director or the
     Eligible Optionee Director's representative represent, in writing, that the shares of Stock received pursuant to the Option are being acquired for investment and not with a view to distribution and agree that the shares of
     Stock will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities
     Act and any applicable state securities laws. The Company may endorse on certificates representing shares of Stock delivered pursuant to an Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

          10.2. Securities Compliance. Options granted to persons subject to
     Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the
     Exchange Act with respect to Plan transactions.

11.  REORGANIZATION.

          In the case of a Change in Control, or in case of a separation, reorganization, recapitalization or liquidation of the Company, the Board of Directors, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provision for the protection of any outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Stock of the Company, provided only that the excess of the aggregate fair market value of the shares subject to
     Option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to Option immediately before such substitution over the purchase price thereof, or (ii) upon written notice to the Eligible
     Optionee Director, provide that the Option (including the shares not then exercisable) must be exercised within 60 days of the date of such notice or it will be terminated.

12.  CHOICE OF LAW.

     The laws of the State of Georgia shall govern the Plan.

13.  DEFINITIONS.

          13.1. "Average Market Price" shall have the meaning set forth in
     Section 4.2 hereinabove.

          13.2. "Bank Holding Company Acts" shall mean the Bank Holding Company
     Act of 1940, as amended, and other acts administered by the Federal Reserve
     Board.

          13.3. "Board of Directors" shall mean the Board of Directors of the
     Company, as constituted from time to time.

          13.4. "Cause" shall mean the unauthorized use or disclosure of the confidential information or trade secrets of the Company, conviction of a felony under the laws of the United States or any state thereof, or gross negligence.

          13.5. "Change in Control" shall mean:

               13.5.1 The consummation of a merger or consolidation of the
          Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the
          Company immediately prior to such merger, consolidation or other reorganization; or

               13.5.2 The sale, transfer or other disposition of all or
          substantially all of the Company's assets.

          A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

          13.6. "Code" shall mean the Internal Revenue Code of 1986, as amended.

          13.7. "Committee" shall mean a committee of the Board of Directors, as described in Section 2(a).

          13.8. "Company" shall mean Chestatee Bancshares, Inc., a Georgia corporation, or any Parent or Subsidiary thereof.

          13.9. "Disability" or "Disabled" shall mean that the Eligible Optionee
     Director is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

          13.10. "Effective Date" shall have the meaning set forth in Section
     5.1 hereinabove.

          13.11. "Eligible Optionee Director" shall mean an individual who holds an Option.

          13.12. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          13.13. "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of
     Directors in the applicable Stock Option Agreement.

          13.14. "Nonstatutory Option" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

          13.15. "Option" shall mean a Nonstatutory Option granted under the
     Plan and entitling the holder to purchase Shares.

          13.16. "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent
     (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

          13.17. "Securities Act" shall mean the Securities Act of 1933, as amended.

          13.18. "Share" shall mean one share of Stock, as adjusted in accordance with Section 7 (if applicable).

          13.19. "Stock" shall mean the no par value common stock of the
     Company.

          13.20. "Stock Option Agreement" shall mean the agreement between the
     Company and an Eligible Optionee Director that contains the terms, conditions and restrictions pertaining to the Eligible Optionee Director's
     Option.

          13.21. "Subsidiary" shall mean any corporation (other than the
     Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a
     Subsidiary on a date after the adoption of the Plan shall be considered a
     Subsidiary commencing as of such date.

To record the adoption of the Plan by the Board of Directors, the Company has
caused its authorized officer to execute the same.

                                     CHESTATEE BANCSHARES, INC.

                                     By:
                                         ------------------------------
                                         Name:    J. Philip Hester, Sr.
                                         Title:   President